Exhibit 10.1

January 28, 2009

VIA TELECOPY

Greenwood Financial Inc.

c/o Orleans Homebuilders, Inc.

3333 Street Road

Bensalem, Pennsylvania 19020

Attention: Garry P. Herdler

Re:                             Second Amended and Restated Revolving Credit Loan Agreement dated as of September 30, 2008 (the “Agreement”) by and among Greenwood Financial Inc. (“Master Borrower”), the entities identified on Schedule “A” attached hereto (together with the Master Borrower, the “Borrowers”), Orleans Homebuilders, Inc. (the “Guarantor”, and together with the Borrowers, the “Obligors”), the Lenders that are parties hereto (the “Lenders”), and Wachovia Bank, National Association, as Agent for the Lenders (“Agent”).

Dear Mr. Herdler:

Please refer to the Agreement.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. This letter shall be referred to as the “Waiver Letter”.

1.             Requests by Obligors.  The Obligors have failed to comply with the Liquidity covenant in Section 8.8 of the Agreement for the quarter ending on December 31, 2008 (the “Liquidity Covenant”).  The Obligors have also failed to comply with the requirement in Section 2.3.1.3 of the Loan Agreement to make a principal payment within five (5) Business Days after the delivery of the most recently delivered Borrowing Base Certificate in an amount that reduces the unpaid principal balance of all Loans to the Borrowing Base Availability set forth in such Borrowing Base Certificate (the “Overadvance Payment Covenant”, together with the Liquidity Covenant, the “Subject Covenants”).  Based on the Borrowing Base Certificate delivered on or about January 15, 2009, the unpaid principal balance of outstanding Loans exceeds the Borrowing Base Availability by $14,567,371.  Accordingly, the Borrowers were required to make a principal payment to the Agent for the account of Lenders in the amount of $14,567,371 (“Overadvance Payment”) by not later than January 23, 2009.  As of the date hereof, no such payment has been received by Agent.  The Obligors have requested that the Agent and the Lenders waive such non-compliance with the Subject Covenants for a limited period of time.

2.             Limited Waiver.  Subject to the terms and conditions set forth herein, the Agent and the Lenders temporarily waive compliance with the Subject Covenants, and non-compliance with the Subject Covenants shall temporarily not constitute an Event of Default (the “Limited Waiver”), at all times from the period from and including December 31, 2008 through and including the earlier of (a) the date of the occurrence of any other Event of Default (that is, any Event of Default caused by or resulting from something other than the above stated non-compliance with one or more of the Subject Covenants) under the Agreement or under any of the other Loan Documents; and (b) February 6, 2009 (such period being the “Waiver Period”).  At the end of the Waiver Period, the Limited Waiver shall terminate and the non-compliance with the Subject Covenants shall, effective as of the end of the Waiver Period, immediately constitute Events of Default under Article IX under the Agreement without further notice or an opportunity to cure.  The Borrowers may not request additional Loans, Swing Line Loans, Letters of Credit or Tri-Party Agreements during the Waiver Period.  Furthermore, during the Waiver Period, interest on the Overadvance Payment shall not accrue at the Default Rate pursuant to Section 2.5.

3.             Conditions Precedent.  The Limited Waiver shall become effective, as of the date hereof and as provided herein, upon the execution and delivery of this Waiver Letter by the Obligors, the Agent and the Requisite Lenders.

4.             Release.  Each of the Obligors, on behalf of itself and any person or entity claiming by, under or through it, hereby unconditionally remises, releases and forever discharges the Agent and the Lenders, and their respective past and present officers, directors, shareholders, agents, parent corporation, members, subsidiaries, affiliates, trustees, administrators, attorneys, predecessors, and successors and assigns, of and from any and all manner of actions, causes of action, suits, debts, dues, accounts, claims, counterclaims, crossclaims, defenses and/or demands whatsoever, including claims for contribution and/or indemnity, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, at law or in equity, or resulting from any assignment, if any, which any of the Obligors ever had, now have, or may have against the Agent or the Lenders, for or by reason of any cause, matter or thing whatsoever, arising from the beginning of time to the date of execution of this Waiver Letter relating to or arising from the Agreement, the Loan Documents, and/or the lending or any other banking relationship between any of the Obligors and the Agent and the Lenders.

5.             Representations.  Each of the Obligors hereby represents and warrants to the Agent and the Lenders that the representations and warranties contained in the Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (after giving effect to this Limited Waiver) as if made on and as of the date hereof, except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date and except for changes therein which have been disclosed to Agent in writing.

6.             No Impairment.  Except as to the Limited Waiver contained herein, nothing contained in this Waiver Letter shall serve as a waiver of any right of the Agent or the Lenders, a waiver or cure of any defaults under the Agreement or the other Loan Documents, a modification or novation of the Obligations or the documentation therefor, or an agreement or commitment by the Agent or the Lenders to extend or otherwise modify the Obligations.

7.             Termination of Limited Waiver.  Failure of any of the Obligors to satisfy any of the terms or conditions in this Waiver Letter shall, immediately and without further notice or opportunity to cure, terminate the Limited Waiver, end the Waiver Period, and constitute an Event of Default under Article IX of the Agreement as of the date of such failure.

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8.             Miscellaneous.

a.             Headings.  The headings and underscoring of articles, sections and clauses have been included herein for convenience only and shall not be considered in interpreting this Waiver Letter.

b.             Governing Law.  This Waiver Letter shall be construed in accordance with and governed by the internal laws of the Commonwealth of Pennsylvania.

c.             Integration.  This Waiver Letter constitutes the sole agreement of the parties with respect to the subject matter hereof and thereof and supersedes all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

d.             Severability of Provisions.  Any provision of this Waiver Letter that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction, be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction, and to this end the provisions of this Waiver Letter are declared to be severable.

e.             No Third-Party Beneficiaries.  Notwithstanding anything to the contrary contained herein, no provision of this Waiver Letter is intended to benefit any party other than the signatories hereto nor shall any such provision be enforceable by any other party.

f.              Counterparts.  This Waiver Letter may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Waiver Letter.

[Signature Pages Follow]

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Sincerely,

Wachovia Bank, National Association,
as Agent

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to Limited Waiver)

ACCEPTED AND AGREED TO:

Master Borrower:	Greenwood Financial Inc., a Delaware corporation

	By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

Corporate Borrowers:	OHB Homes, Inc.
Orleans Corporation
Orleans Corporation of New Jersey
Orleans Construction Corp.
Parker & Lancaster Corporation
Parker & Orleans Homebuilders, Inc.
Sharp Road Farms, Inc.

	By:	/s/ Lawrence J. Dugan
		Name:	Lawrence J. Dugan
		Title:	Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to Limited Waiver)

Limited Liability Company
Borrowers:
Masterpiece Homes, LLC
OPCNC, LLC
Orleans at Bordentown, LLC
Orleans at Cooks Bridge, LLC
Orleans at Covington Manor, LLC
Orleans at Crofton Chase, LLC
Orleans at East Greenwich, LLC
Orleans at Elk Township, LLC
Orleans at Evesham, LLC
Orleans at Hamilton, LLC
Orleans at Harrison, LLC
Orleans at Hidden Creek, LLC
Orleans at Jennings Mill, LLC
Orleans at Lambertville, LLC
Orleans at Lyons Gate, LLC
Orleans at Mansfield, LLC
Orleans at Maple Glen, LLC
Orleans at Meadow Glen, LLC
Orleans at Millstone, LLC
Orleans at Millstone River Preserve, LLC
Orleans at Moorestown, LLC
Orleans at Tabernacle, LLC
Orleans at Upper Freehold, LLC
Orleans at Wallkill, LLC
Orleans at Westampton Woods, LLC
Orleans at Woolwich, LLC
Orleans Arizona Realty, LLC
Orleans DK, LLC
Parker Lancaster, Tidewater, L.L.C.
Wheatley Meadows Associates, LLC

	By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan
Vice President

[Borrowers’ signatures continued on the following page]

(Signature Page to Limited Waiver)

Limited Partnership
Borrowers:	Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)
Orleans at Falls, LP
Orleans at Limerick, LP
Orleans at Lower Salford, LP
Orleans at Thornbury, L.P.
Orleans at Upper Saucon, L.P.
Orleans at Upper Uwchlan, LP
Orleans at West Bradford, LP
Orleans at West Vincent, LP
Orleans at Windsor Square, LP
Orleans at Wrightstown, LP
Stock Grange, LP

	By:	OHI PA GP, LLC, sole General Partner

		By:	/s/ Lawrence J. Dugan
Lawrence J. Dugan
Vice President

Orleans RHIL, LP
Realen Homes, L.P.
	By:	RHGP, LLC, sole General Partner
		By:	Orleans Homebuilders, Inc.,
Authorized Member

			By:	/s/ Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

Guarantor:	Orleans Homebuilders, Inc., a Delaware corporation

	By:	/s/ Garry P. Herdler
Garry P. Herdler, Executive
Vice President &
Chief Financial Officer

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

WACHOVIA BANK,
NATIONAL ASSOCIATION

By:	/s/ Nathan R. Rantala
Nathan R. Rantala, Director

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

BANK OF AMERICA, N.A.

By:	/s/ Sean Finnegan

Name: Sean Finnegan

Title: Sr. Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

SOVEREIGN BANK

By:	/s/ William Crowley

Name: William Crowley

Title: EVP

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF SEPTEMBER 15, 2008:

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Bernard T. Shields

Name: Bernard T. Shields

Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

NATIONAL CITY BANK

By:

Name:

Title:

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

FIRSTRUST BANK

By:	/s/ Eric Paul

Name: Eric Paul

Title: Senior Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

GUARANTY BANK

By:

Name:

Title:

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

CITIZENS BANK OF PENNSYLVANIA

By:

Name:

Title:

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

TD BANK, N.A.

By:	/s/ Robert E. Delaney

Name: Robert E. Delaney

Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

SUNTRUST BANK

By:	/s/ Janet R. Naifeh

Name: Janet R. Naifeh

Title: SunTrust

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

REGIONS BANK, successor by merger to

Amsouth Bank

By:	/s/ Daniel McClurkin

Name: Daniel McClurkin

Title: Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

FRANKLIN BANK, SSB

By:

Name:

Title:

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

COMERICA BANK

By:

Name:

Title:

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

COMPASS BANK, an Alabama Banking Corporation

By:	/s/ Johanna Duke Paley

Name: Johanna Duke Paley

Title: Senior Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

JPMORGAN CHASE BANK, N.A.

By:

Name:

Title:

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

LaSALLE BANK, NATIONAL ASSOCIATION

By:	/s/ Sean Finnegan

Name: Sean Finnegan

Title: Sr. Vice President

(Signature Page to Limited Waiver)

LENDER SIGNATURE PAGE TO WAIVER LETTER WITH GREENWOOD FINANCIAL INC. AS MASTER BORROWER, DATED AS OF JANUARY 28, 2009:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:

Name:

Title:

(Signature Page to Limited Waiver)

Schedule A  -  Schedule of Borrowers

Greenwood Financial Inc.

Masterpiece Homes, LLC

OHB Homes, Inc.

Orleans Corporation

Orleans Corporation of New Jersey

Orleans Construction Corp.

Parker & Lancaster Corporation

Parker & Orleans Homebuilders, Inc.

Sharp Road Farms, Inc.

OPCNC, LLC

Orleans at Bordentown, LLC

Orleans at Cooks Bridge, LLC

Orleans at Covington Manor, LLC

Orleans at Crofton Chase, LLC

Orleans at East Greenwich, LLC

Orleans at Elk Township, LLC

Orleans at Evesham, LLC

Orleans at Hamilton, LLC

Orleans at Harrison, LLC

Orleans at Hidden Creek, LLC

Orleans at Jennings Mill, LLC

Orleans at Lambertville, LLC

Orleans at Lyons Gate, LLC

Orleans at Mansfield, LLC

Orleans at Maple Glen, LLC

Orleans at Meadow Glen, LLC

Orleans at Millstone, LLC

Orleans at Millstone River Preserve, LLC

Orleans at Moorestown, LLC

Orleans at Tabernacle, LLC

Orleans at Upper Freehold, LLC

Orleans at Wallkill, LLC

Orleans at Westampton Woods, LLC

Orleans at Woolwich, LLC

Orleans Arizona Realty, LLC

Orleans DK, LLC

Wheatley Meadows Associates, LLC

Parker Lancaster, Tidewater, L.L.C.

Brookshire Estates, L.P. (f/k/a Orleans at Brookshire Estates, L.P.)

Orleans at Falls, LP

Orleans at Limerick, LP

Orleans at Lower Salford, LP

Orleans at Thornbury, LP

Orleans at Upper Saucon, L.P.

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Orleans at Upper Uwchlan, LP

Orleans at West Bradford, LP

Orleans at West Vincent, LP

Orleans at Windsor Square, LP

Orleans at Wrightstown, LP

Stock Grange, LP

Orleans RHIL, LP

Realen Homes, L.P.

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